Third Quarter 2017 Results Conference Call Thursday, November 2, 2017 Exhibit 99.2

Safe Harbor Statement This presentation contains “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the opportunity for further growth in 2017 for ILUVIEN and the potential approval and commercialization of ILUVIEN for the treatment of posterior uveitis in Europe. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplate,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, continued market acceptance of ILUVIEN in the U.S. and Europe, including physicians' ability to obtain reimbursement, as well as other factors discussed in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2016 and for the quarter ended June 30, 2017, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, to be filed with the SEC in the fourth quarter of 2017. In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward- looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. 2 © 2017 Alimera Sciences, Inc., All Rights Reserved

$8.3 M $9.8 M 3Q16 3Q17 3 Third Quarter 2017 Highlights Revenue Growth • 18% revenue growth compared to the third quarter of 2016. • Partnership announced in France; first units sold in Italy. • Rights to posterior uveitis secured for ILUVIEN in the EU, Middle East & Africa. 18% © 2017 Alimera Sciences, Inc., All Rights Reserved

USER Study Overview 4 © 2017 Alimera Sciences, Inc., All Rights Reserved Center Patients Treated, n (%) Eyes Treated, n All Centers 130 (100%) 160 Cincinnati Eye 37 (28.5%) 49 Georgia Retina 15 (11.5%) 19 Retina Health Institute 53 (40.8%) 59 Southern Eye 25 (19.2%) 33 Patients must have received ILUVIEN prior to January 1, 2016 for the treatment of DME in at least one eye. Determine correlation in ocular outcomes to DME treatments prior and post ILUVIEN administration Compare number of DME treatments before and after ILUVIEN administration Compare IOP signals associated with ILUVIEN to IOP signals reported in FAME. Objectives

Change in Visual Acuity, Entire Population 5 © 2017 Alimera Sciences, Inc., All Rights Reserved

6 © 2017 Alimera Sciences, Inc., All Rights Reserved Minimal IOP Increase

7 © 2017 Alimera Sciences, Inc., All Rights Reserved IOP Related Events - DME (N eyes = 160) IOP-Related Event Before ILUVIEN Administration After ILUVIEN Administration P-Value N % N % IOP Elevation to over 21 mmHg 61 38.1% 49 30.6% 0.195 IOP Elevation to over 25 mmHg 24 15.0% 24 15.0% 1.000 IOP Elevation to over 30 mmHg 9 5.6% 8 5.0% 1.000 Trabeculoplasty 3 1.9% 2 1.3% 1.000 Trabeculectomy 0 0.0% 0 0.0% NA Incisional IOP-Lowering Surgery 2 1.3% 2 1.3% 1.00 IOP elevation increase of 10 mmHg or more after ILUVIEN NA NA 29 18.1% 1.00

8 © 2017 Alimera Sciences, Inc., All Rights Reserved Expect approval during 2018 and expect to begin marketing ILUVIEN for Posterior Uveitis in 2019 Fluocinolone Acetonide for Non-Infectious Uveitis Affecting The Posterior Segment (NIU-PS) Primary End Point at 6 Months – Reduction in the Recurrence of Uveitis Sham Injection (N = 94) 69 (73.4%) FAc Insert (N = 188) 50 (26.6%) 73.4% 26.6 % Sham Fluocinolone Acetonide Percentage of Patients with Uveitis Recurrence Pooled Data

IOP-Related Event FAc Insert (N=188) Sham Injection (N=94) N % N % IOP Elevation to over 25 mmHg 36 19.1% 7 (7.4%) IOP Elevation to over 30 mmHg 22 11.7% 3 3.2% IOP-lowering medication 42 22.3% 14 14.9% IOP-lowering Surgery 3 1.6% 2 2.1% Cataract Surgery (N/Phakic) 17/103 16.5% 4/56 7.1% 9 Expect approval during 2018 and expect to begin marketing ILUVIEN for Posterior Uveitis in 2019 IOP Related Events – Posterior Uveitis © 2017 Alimera Sciences, Inc., All Rights Reserved

10 Uveitis Indication for ILUVIEN © 2017 Alimera Sciences, Inc., All Rights Reserved • Announced acquisition of rights for Posterior Uveitis for ILUVIEN in Europe, the Middle East and Africa • Filing for label variation with the MHRA in the 17 EU countries where ILUVIEN is approved in the first quarter of 2018 Expect approval during 2018 and expect to begin marketing ILUVIEN for Posterior Uveitis in 2019 First European Approval Expected 2018 Plan to Begin Marketing Where Approved 2019

Financial Overview Rick Eiswirth, President & CFO

$8.3M $2.1M $6.2M $9.8M $2.6M $7.1M Global Revenue International Revenue U.S. Revenue 12 3Q17 Financial Overview +18% +24% +15% © 2017 Alimera Sciences, Inc., All Rights Reserved 3Q17 3Q16

$15.1M $7.2M $16.9M $12.6M $3.8M $14.6M Operating Expenses GAAP Operating Loss Adjusted Operating Expenses* 13 © 2017 Alimera Sciences, Inc., All Rights Reserved *Please see Non-GAAP financial information on slide 15 of this presentation ($5.4 M) ($1.8 M) Adjusted EBITDA* (17%) (47%) (14%) 3Q17 Financial Overview 3Q17 3Q16

14 Closing Remarks © 2017 Alimera Sciences, Inc., All Rights Reserved • Continue to focus on profitable revenue growth. • USER Study data expected to drive further acceptance of ILUVIEN in the U.S. • Continue to build product pipeline for ILUVIEN with first approvals of posterior uveitis expected during 2018 in Europe.

15 Non-GAAP Financial Information © 2017 Alimera Sciences, Inc., All Rights Reserved Alimera believes that the non-GAAP financial information provided in this presentation can assist investors in the overall understanding of its financial performance when considered together with GAAP figures. This presentation contains a discussion of certain non-GAAP financial measures, as defined in Regulation G of the Securities Exchange Act of 1934, as amended. Alimera reports its financial results in compliance with GAAP, but believes that the non-GAAP measures of Adjusted EBITDA and Adjusted Operating Expenses will be a more relevant measure of Alimera's operating performance. For the purpose of this presentation, “Adjusted EBITDA” is adjusted earnings before interest, taxes, depreciation, amortization, non-cash stock-based compensation expense, and to the extent they are included in the calculation of earnings, net unrealized gain (loss) from foreign currency exchange transactions and gains (losses) from the change in the fair value of derivative warrant liability. “Adjusted Operating Expenses” is operating expenses excluding depreciation, amortization and non-cash stock-based compensation expense. Alimera uses Adjusted EBITDA and Adjusted Operating Expenses in the management of its business and Alimera's lender uses Adjusted EBITDA as a financial covenant measurement. Accordingly, Adjusted EBITDA and Adjusted Operating Expenses for the second quarter of 2017 have been presented in certain instances excluding items identified in the reconciliations provided. These non-GAAP financial measures, as presented, may not be comparable to similarly titled measures reported by other companies since not all companies may calculate these measures in an identical manner and, therefore, they are not necessarily an accurate measure of comparison between companies. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for guidance prepared in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant elements that are required by GAAP to be recorded in Alimera's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management in determining these non-GAAP financial measures. In order to compensate for these limitations, Alimera presents its non-GAAP financial results in connection with its GAAP results. Investors are encouraged to review the reconciliation of our non-GAAP financial measures to their most directly comparable GAAP financial measure.

Third Quarter 2017 Results Conference Call Thursday, November 2, 2017